June 30, 2009

DORFMAN VALUE FUND (the “Fund”)

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2009

Effective June 30, 2009, the Trust’s Board of Trustees approved a change to the name of the Dorfman Value Fund to Thunderstorm Value Fund.  The reason for the name change is that the parent firm of Thunderstorm Mutual Funds LLC (the “Adviser”), Thunderstorm Capital LLC, has decided the best way to promote a more coherent marketing message is to rebrand all of its products to begin with the word “Thunderstorm”.

All references to Dorfman Value Fund are hereby replaced with Thunderstorm Value Fund in the Prospectus and SAI.

Also, the address under “Management of the Fund – The Advisor” on page 9 of the prospectus and “Investment Advisor” on page B-14 of the SAI are revised as follows:

“The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Thunderstorm Mutual Funds LLC, located at 101 Federal Street, Suite 1900, Boston, MA 02110…”

Also, the Fund has changed its website address from dorfmanvalue.com to thunderstormvalue.com. All references to dorfmanvalue.com are hereby replaced with thunderstormvalue.com in the Prospectus and SAI.

In addition, effective July 17, 2009, the Fund’s phone number will change from (888) 6-DORFMAN to 877-374-3888.  All references to (888) 6-DORFMAN are hereby replaced with 877-374-3888 in the Prospectus and SAI.

This Supplement supersedes the Supplement dated June 18, 2009.

Please retain this Supplement with your Prospectus and SAI for reference.

The date of this Prospectus and SAI Supplement is June 30, 2009.